EXHIBIT 24


                                POWER OF ATTORNEY


         The undersigned Directors of Movado Group, Inc., a New York corporation which proposes to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to certain shares of its common stock to be issued to employees pursuant to the Corporation's 1996 Stock Incentive Plan, hereby constitutes and appoints Efraim Grinberg, Michael Bush and Timothy Michno, and each of them as his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of June, 1999.


                  NAME                                           DATE

          /s/  Gedalio Grinberg                        June 11           , 1999
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                     Gedalio Grinberg

          /s/ Margaret Hays Adame                      June 11           , 1999
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                     Margaret Hays Adame

          /s/  Donald Oresman                          June 11           , 1999
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                     Donald Oresman

          /s/ Leonard L. Silverstein                   June 11           , 1999
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                     Leonard L. Silverstein

          /s/ Leonard L. Silverstein                   June 11            , 1999
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                     Leonard L. Silverstein